Victory Growth and Tax Strategy Fund Investment Strategy - Victory Growth and Tax Strategy Fund	Feb. 28, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategy
Strategy Narrative [Text Block]	Using preset target ranges, the Fund’s strategy is to invest a majority of its assets in tax-exempt bonds and money market instruments (50% - 70%) and the remainder in blue chip stocks (30% - 50%). The Fund is managed with the goal of minimizing the impact of federal income tax to shareholders.The Fund defines blue chip stocks as a common stock that has a market capitalization of at least $500 million and is included in the list of companies that make up the Standard & Poor's 500 Composite Index (“S&P 500 Index”) or the Dow Jones Industrial Average, or that has a market capitalization of at least $1 billion.